Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF APRIL
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                             MONTH: APRIL 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
AMOUNTS REPORTED SHOULD BE              NATIONAL        GROUP           GROUP           GROUP        TESSERACT GROUP     TESSERACT
PER THE DEBTOR'S BOOKS,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --      328,834.64              --              --               --        40,990.39

RECEIPTS
 STUDENT FEES                         1,136,314.73      195,691.74
 CHARTER SCHOOL REVENUE                                                                                                   466,008.91
 ACCOUNTS RECEIVABLE                            --
 INTEREST                                                 1,350.93
 SALE OF ASSETS
 TRANSFERS IN FROM OTHER ACCOUNTS                     1,363,768.46        6,422.90      800,762.40       275,150.80         8,684.09
 OTHER (ATTACH LIST)

     TOTAL RECEIPTS                   1,136,314.73    1,560,811.13        6,422.90      800,762.40       275,150.80       474,693.00

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                 --       15,023.55        6,422.90      349,537.82       162,026.28        40,618.45
 CAPITAL IMPROVEMENTS
 PRE-PETITION DEBT
 TRANSFERS TO OTHER DIP ACCOUNTS      1,136,314.73    1,082,336.10                                                        226,953.73
 PAYMENTS MADE FOR SUNRISE EDU.                         479,026.56                      451,224.58       114,027.43
 OTHER (VOIDS)                                                                                              (902.91)

 REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS
    TOTAL DISBURSEMENTS               1,136,314.73    1,576,386.21        6,422.90      800,762.40       275,150.80       267,572.18
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --      313,259.56              --              --               --       248,111.21
                                     =============   =============   =============   =============    =============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
AMOUNTS REPORTED SHOULD BE               CHARTER       FIRST FEDERAL     CREDITOR         PETTY CASH
PER THE DEBTOR'S BOOKS,              EXTRACURRICULAR   CREDIT UNION       RESERVE       EAGAN MINNESOTA
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118   #1-801-9204-8049        TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                         8,684.09        11,668.98      410,869.87             500.00         801,547.97

RECEIPTS
 STUDENT FEES                                                                                                 1,332,006.47
 CHARTER SCHOOL REVENUE                                                                                         466,008.91
 ACCOUNTS RECEIVABLE                                                                                                    --
 INTEREST                                                      37.21        5,157.00                              6,545.14
 SALE OF ASSETS                                                                   --                                    --
 TRANSFERS IN FROM OTHER ACCOUNTS                                                                             2,454,788.65
 OTHER (ATTACH LIST)                                                                                                    --

     TOTAL RECEIPTS                              --            37.21        5,157.00                 --       4,259,349.17

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                            11,706.19                                            585,335.19
 CAPITAL IMPROVEMENTS                                                                                                   --
 PRE-PETITION DEBT                                                                                                      --
 TRANSFERS TO OTHER DIP ACCOUNTS           8,684.09                                              500.00       2,454,788.65
 PAYMENTS MADE FOR SUNRISE EDU.                                                                               1,044,278.57
 OTHER (VOIDS)                                                                                                     (902.91)

 REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --
    TOTAL DISBURSEMENTS                    8,684.09        11,706.19              --             500.00       4,083,499.50
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      416,026.87                 --         977,397.64
                                      =============   ==============   =============   ================   ================

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                               4,083,499.50
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                  (2,454,788.65)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                 (1,044,278.57)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                          ----------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                            584,432.28
                                                                                                          ================

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                       For the Month Ending April 30, 2001

Revenue
Tuition and Fees Revenue                                         $   407,007.61
Charter Revenue                                                      205,647.41
Transportation Revenue                                                    --
Food Revenue                                                           7,649.53
Refunds/Returns                                                         (175.17)
Discounts                                                             (2,013.23)
                                                                 --------------
Total Revenue                                                        618,116.15
                                                                 --------------
Operational Costs
Salaries and Wages                                                   241,830.45
Taxes and Benefits                                                    21,474.38
Classroom Expenses                                                    10,290.74
Food Programs Expense                                                  8,223.14
Transportation Expenses                                                  288.83
Maintenance Expense                                                   14,234.86
Insurance Expense                                                      2,330.96
Internet Expense                                                          --
Rent Expense                                                          39,643.25
Security Services Expense                                                363.14
Personal Property Tax Expense                                             20.23
Real Property Tax Expense                                                137.36
Utilities Expense                                                      7,254.15
                                                                 --------------
Total Operational Costs                                              346,091.49
                                                                 --------------
General & Administrative Costs
Advertising, Mktg, Promo Exp                                                 --
Audit & Tax Expense                                                          --
Bad Debt Expense                                                         350.95
Bank Charges/Processing Fees-A                                         5,172.31
Computer/Technology Expense                                                  --
Consultant Fees Expense                                                      --
Investor Relations Expense                                                   --
Licenses & Fees Expense                                                  (84.00)
Office/School Supplies Expense                                           427.05
Penalties & Late Fees Expense                                                --
Postage and Printing Expense                                             710.85
Pre-Employment Expense                                                       --
Telephone Expense                                                      5,462.12
Travel Expense                                                            37.20
Closed School Expense                                                        --
Corporate Overhead                                                   157,432.93
Corporate Overhead Allocated to Sunrise                              (78,716.00)
Other Expenses                                                           267.16
                                                                 --------------
Total General and Administrative Expenses                             91,060.57
                                                                 --------------
Gain/Loss on Sales of Fixed Assets                                           --
Other Expense                                                            (75.79)
Interest Expense                                                     (81,301.05)
                                                                 --------------
Net Interest and Other Income (Expense)                              (81,376.84)
                                                                 --------------
Depreciation Expense                                                  56,777.37
                                                                 --------------
Total Depreciation and Amortization                                   56,777.37
                                                                 --------------
Reorganization Expenses
Professional Fees                                                     85,751.47
Professional Fees Allocated to Sunrise                               (42,876.00)
                                                                 --------------
Total Reorganization Expenses                                         42,875.47
                                                                 --------------
Net Income                                                       $       (65.59)
                                                                 ==============

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                 April 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                     $    1,098,485.65
Accounts Receivable, net                                              98,793.73
Note Receivable from Nobel                                                --
Prepaid Rent                                                          66,008.99
Other Prepaid Expenses                                               470,261.44
                                                              -----------------
Total Current Assets                                               1,733,549.81

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                        4,020,503.06
Deposits and Other Assets                                          1,489,697.22
                                                              -----------------
Total Assets                                                  $   26,215,574.35
                                                              =================
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                              $       46,128.69
Accrued Payroll and Benefits                                         996,676.03
Accrued Payroll Taxes                                                 73,988.06
Deferred Revenue and Tuition Deposits                              1,271,003.62
                                                              -----------------
Total Current Liabilities                                          2,387,796.40
                                                              -----------------
Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   4,012,102.67
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,179,555.61
Long-Term Debt                                                     3,050,849.46
                                                              -----------------
Total Pre-Petition Liabilities                                    17,956,830.39
                                                              -----------------
Due to Sunrise                                                       869,684.80
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           48,999.76
                                                              -----------------
Total Long-Term Liabilities                                        1,422,783.66
                                                              -----------------
Total Liabilities                                                 21,767,410.45
                                                              -----------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,315,239.17
Post Petition Retained Deficit                                      (867,075.27)
                                                              -----------------
Total Shareholders' Equity                                         4,448,163.90
                                                              -----------------
Total Liabilities and Shareholders' Equity                    $   26,215,574.35
                                                              =================

CASE NUMBER: B-00-10938-ECF-RTB                       STATUS OF ASSETS

                                                    0-30     31-60    60+
ACCOUNTS RECEIVABLE                        TOTAL    DAYS     DAYS     DAYS
-------------------                        -----    ----     ----     ----

TOTAL ACCOUNTS RECEIVABLE                 98,794   16,875   17,819   64,100
 LESS: AMOUNT CONSIDERED UNCOLLECTIBLE     8,720                      8,720
ACCOUNTS RECEIVABLE (NET)                 90,074   16,875   17,819   55,380

                                SCHEDULED                              CURRENT
FIXED ASSETS                     AMOUNT      ADDITIONS    DELETIONS     AMOUNT
------------                     ------      ---------    ---------     ------

REAL PROPERTY                  1,867,408                              1,867,408

BUILDING IMPROVEMENTS/PLANT      846,395      16,066       372,442      490,019
ACCUMULATED DEPRECIATION        (136,823)    (33,112)     (110,273)     (59,662)
NET BUILDINGS/PLANT              709,573     (17,047)      262,169      430,357

EQUIPMENT                      5,466,149      11,637     2,112,054    3,365,731
ACCUMULATED DEPRECIATION      (2,404,930)   (533,426)   (1,201,434)  (1,736,923)
NET EQUIPMENT                  3,061,218    (521,789)      910,621    1,628,808

AUTOS & VEHICLES                 557,586                   222,162      335,424
ACCUMULATED DEPRECIATION        (259,791)    (65,272)      (83,570)    (241,492)
NET AUTOS & VEHICLES             297,795     (65,272)      138,592       93,932

NOTE: Reduction in assets due to sale of Eagan, Paradise Valley and Ahwatukee private schools

CASE NUMBER: B-00-10938-ECF-RTB                    STATUS OF LIABILITIES
                                                   AND SENSITIVE PAYMENTS

      POSTPETITION
   UNPAID OBLIGATIONS              TOTAL        0-30    31-60    61-90     91+
   ------------------            ---------   ---------  -----    -----   ------

ACCOUNTS PAYABLE                    46,129      30,874  6,455       --    8,800
TAXES PAYABLE                       73,988      73,988
ACCRUED SALARIES AND BENEFITS      996,676     996,676
PREPAID TUITION AND DEPOSITS     1,271,004   1,271,004
SECURED DEBT
OTHER (ATTACH LIST)
                                 ---------   ---------  -----    -----   ------
TOTAL POST-PETITION
     LIABILITIES                 2,387,797   2,372,542  6,455       --    8,800
                                 =========   =========  =====    =====   ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                         AMOUNT PD      TOTAL PD
NAME                  REASON FOR PAYMENT                THIS MONTH      TO DATE
----                  ------------------                ----------      -------
Lucian Spataro        Wages and Exp. Reimbursement              --    129,134.79
Ernie Recsetar        Wages                                     --     22,000.00
Michael Lynch         Wages and Exp. Reimbursement       16,151.00    104,689.09
Gary Lilyquist        Wages and Exp. Reimbursement              --     80,239.99
                                                        ----------   -----------
TOTAL PAYMENTS TO INSIDERS                               16,151.00    336,063.87
                                                        ==========   ===========

                                  PROFESSIONALS

                      DATE OF COURT                           TOTAL
                    ORDER AUTHORIZING   AMOUNT     AMOUNT   TOTAL PAID  INCURRED
NAME                     PAYMENT       APPROVED     PAID     TO DATE    & UNPAID
----                     -------       --------     ----     -------    --------
Bryan Cave                            47,759.54  47,759.54  47,759.54
Engleman & Berger, PC                 20,075.43  20,075.43  45,094.95

CASE NUMBER: B-00-10938-ECF-RTB                              CASE STATUS

QUESTIONNAIRE
                                                                YES        NO
                                                                ---        --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 210

INSURANCE

                   CARRIER AND    PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY    POLICY NUMBER   COVERED     DATE          & FREQUENCY
--------------    -------------   -------     ----          -----------
Gen Liability     CLI0020446       3/1/01      6/15/01      Paid in full
Auto Liability    70APN164181      3/1/01       6/1/01      Paid in full
Excess Liability  UMI0000567       3/1/01      6/15/01      Paid in full
Workers Comp      307512-4        12/1/00     11/30/01      Monthly as a % of PR
Blanket Contents  59UUMUN3158      3/1/01      6/15/01      Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                         $ 655,666.04
                                                                   ------------

Cash In:   Credit Card Deposit (Private)                              27,017.09
           Credit Card Deposit (Charter)                               1,265.00
           Regular Deposits (Private)                                102,096.13
           Regular Deposits (Charter)                                 93,100.38
           Regular Deposits (Corporate)                                9,590.60
           Other  Deposit (Charter)                                  466,008.91
           Interest                                                    6,545.14
                                                                   ------------
Daily Cash In:                                                     $ 705,623.25


Cash Out:  Charter A/P                                                40,618.45
           Private A/P                                                47,998.85
           Corporate A/P                                             228,054.86
           Corporate A/P (allocated to Sunrise)                     (114,027.43)
           TesseracT Payroll                                         245,993.59
           Charter Payroll                                           103,544.23
           Medical Claims                                              6,422.90
           Banking Fees                                               15,023.55
           LTC Payment                                                11,706.19
           Voids                                                        (902.91)
                                                                   ------------
Daily Cash Out:                                                    $ 584,432.28
                                                                   ------------
Net Cash In/Out:                                                   $ 121,190.97
                                                                   ------------

ENDING FUNDS AVAILABLE:                                            $ 776,857.01
                                                                   ============

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS

                                                                    TOTAL FOR
                                                                    APRIL 2001

BEGINNING FUNDS AVAILABLE:                                        $   801,547.97
                                                                  --------------

Cash In:  Telecheck                                               $   195,691.74
          Credit Card Deposit (Preschools)                            485,012.21
          Credit Card Deposit (Private)                                27,017.09
          Credit Card Deposit (Charter)                                 1,265.00
          Regular Deposits (Preschools)                               422,693.32
          Regular Deposits (Private)                                  102,096.13
          Regular Deposits (Charter)                                   93,100.38
          Regular Deposits (Corporate)                                  9,590.60
          Other  Deposit (Charter)                                    466,008.91
          Interest                                                      6,507.93
          Interest on LTC Acct                                             37.21
          Voids                                                           902.91
                                                                  --------------
Daily Cash In:                                                    $ 1,809,923.43

Cash Out: Preschool A/P                                           $   479,026.56
          Charter A/P                                                  40,618.45
          Private A/P                                                  47,998.85
          Corporate A/P                                               228,054.86
          TesseracT Payroll                                           245,993.59
          Preschool Payroll                                           451,224.58
          Charter Payroll                                             103,544.23
          College PR                                                       --
          Preschool NSF                                                 4,460.00
          Medical Claims                                                6,422.90
          Banking Fees                                                 15,023.55
          LTC Payment                                                  11,706.19
          LTC Fees                                                         --
                                                                  --------------
Daily Cash Out:                                                   $ 1,634,073.76
                                                                  --------------

Net Cash In/Out:                                                  $   175,849.67
                                                                  --------------

ENDING FUNDS AVAILABLE:                                           $   977,397.64
                                                                  ==============

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code        Amount
------------   ---------       -----------------                ----------   ------------   ----------        ------
800050448      ATTGA0000-B     ATT-GA-277019                      4/4/2001   OPERATING      PMCHK00000067        $297.50
800050449      CLS000000-B     CLS/CLEANWAY                       4/4/2001   OPERATING      PMCHK00000067        $292.92
800050450      MOOJEN000-B     MOORE, JENNIFER                    4/4/2001   OPERATING      PMCHK00000067        $342.02
800050451      US0WES003-B     US WEST COMMUNICATIONS-29060       4/4/2001   OPERATING      PMCHK00000067        $411.59
800050452      AT&T78522-B     AT&T - 78522                      4/10/2001   OPERATING      PMPAY00000001        $936.62
800050454      ACCENT000-B     ACCENT ENTERTAINMENT              4/12/2001   OPERATING      PMCHK00000068        $815.00
800050455      ATHIN0000-B     ATHLETES IN TRAINING              4/12/2001   OPERATING      PMCHK00000068      $1,320.00
800050456      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29    4/12/2001   OPERATING      PMCHK00000068        $325.26
800050457      CITSIEVI2-B     CITY OF SIERRA VISTA              4/12/2001   OPERATING      PMCHK00000068        $174.57
800050458      IKOOFF001-B     IKON OFFICE SOLUTION (AZ)         4/12/2001   OPERATING      PMCHK00000068         $93.36
800050459      OUTAFR000-B     OUT of AFRICA                     4/12/2001   OPERATING      PMCHK00000068         $93.50
800050460      PAIPAR000-B     PAINTING IN THE PARK              4/12/2001   OPERATING      PMCHK00000068        $360.00
800050461      SOUGAS000-B     SOUTHWEST GAS CORPORATION         4/12/2001   OPERATING      PMCHK00000068        $288.78
800050462      THUMOU000-B     THUNDER MOUNTAIN CLEANING SERV    4/12/2001   OPERATING      PMCHK00000068      $2,588.50
800050463      WASMAN001-B     WASTE MANAGEMENT OF ARIZONA       4/12/2001   OPERATING      PMCHK00000068        $444.21
800050463      PAIPAR000-B     PAINTING IN THE PARK              4/12/2001   OPERATING      PMCHK00000069        $252.00
800050464      WHIANN000-B     ANN WHITFIELD                     4/12/2001   OPERATING      PMCHK00000069        $138.00
800050465      FIRWES000-B     FIRST WEST PROPERTIES             4/27/2001   OPERATING      PMCHK00000070     $19,393.59
800050466      APS200000-B     APS - 2907                        4/27/2001   OPERATING      PMCHK00000071      $1,280.24
800050467      ATHIN0000-B     ATHLETES IN TRAINING              4/27/2001   OPERATING      PMCHK00000071      $3,600.00
800050468      BUEHIG000       BUENA HIGH PRINT                  4/27/2001   OPERATING      PMCHK00000071         $91.85
800050469      CAMCLA000-B     CLAUDIA CAMACHO                   4/27/2001   OPERATING      PMCHK00000071         $12.40
800050470      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29    4/27/2001   OPERATING      PMCHK00000071         $65.58
800050471      CLS000000-B     CLS/CLEANWAY                      4/27/2001   OPERATING      PMCHK00000071        $292.92
800050472      CON000000-B     CONCENTRA                         4/27/2001   OPERATING      PMCHK00000071        $288.74
800050473      HUNLIL000-B     HUNT, LILLIAN                     4/27/2001   OPERATING      PMCHK00000071         $24.80
800050474      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)        4/27/2001   OPERATING      PMCHK00000071        $261.54
800050475      KP0LIM000-B     KP LIMITED INC                    4/27/2001   OPERATING      PMCHK00000071      $1,914.75
800050476      MANLIF000-B     MANULIFE FINNANCIAL               4/27/2001   OPERATING      PMCHK00000071        $344.21
800050477      TERINT000-B     TERMINEX INTERNATIONAL            4/27/2001   OPERATING      PMCHK00000071         $77.00
800050478      THEREH000-B     THERAPY REHABILITATION SERVICE    4/27/2001   OPERATING      PMCHK00000071      $2,910.00
800050479      TOUAME000-B     TOUCH AMERICA                     4/27/2001   OPERATING      PMCHK00000071         $16.37
800050480      U0CWIN000-B     U-C WINDOW CLEANING               4/27/2001   OPERATING      PMCHK00000071        $146.28
800050481      WELFAR001-B     WELLS FARGO FIN/HUGHES CALIHAN    4/27/2001   OPERATING      PMCHK00000071        $380.14
800050482      MANLIF000-B     MANULIFE FINNANCIAL               4/30/2001   OPERATING      PMCHK00000072        $344.21
                                                                                                              ----------
Total Checks: 35                                                                Total Amount of Checks:       $40,618.45
                                                                                                              ==========

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                               Audit
Check Number   Vendor ID        Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------        -----------------                ----------   ------------   ----------         ------
200012728      LYN000000-B      LYNCH,MICHAEL                      4/3/2001   OPERATING2     PMCHK00000222      $380.10
200012729      CT0COR000-B      CT CORPORATION SYSTEM              4/4/2001   OPERATING2     PMCHK00000223      $386.00
200012730      FEDEXP000-B      FEDERAL EXPRESS                    4/4/2001   OPERATING2     PMCHK00000223      $280.00
200012731      KP0LIM000-B      KP LIMITED INC                     4/4/2001   OPERATING2     PMCHK00000223       $61.78
200012732      SIESPR000-B      SIERRA SPRINGS                     4/4/2001   OPERATING2     PMCHK00000223       $32.78
200012733      SUMSCH000-B      SUMMIT SCHOOL OF AHWATUKEE         4/4/2001   OPERATING2     PMCHK00000223    $1,556.45
200012734      WELFAR003-B      WELLS FARGO (MN)                   4/4/2001   OPERATING2     PMCHK00000223      $813.57
200012735      Q0MINC000-B      Q-MATRIX INC                       4/4/2001   OPERATING2     PMCHK00000223    $1,991.52
200012736      SHUAHW000-B      SHRGARD OF AHWATUKEE               4/4/2001   OPERATING2     PMCHK00000223      $602.82
200012737      ATTGA0000-B      ATT-GA-277019                      4/4/2001   OPERATING2     PMCHK00000224      $752.40
200012738      GENJAM000-B      JAMES GENOBAGA                     4/4/2001   OPERATING2     PMCHK00000224      $202.33
200012739      IKOOFF002-B      IKON OFFICE SOLUTION (MN)          4/4/2001   OPERATING2     PMCHK00000224      $199.45
200012741      PITBOW000-B      PITNEY BOWES CREDIT CORP-85646     4/4/2001   OPERATING2     PMCHK00000224       $84.85
200012742      SHAFOO000-B      SHAMROCK FOODS COMPANY             4/4/2001   OPERATING2     PMCHK00000224       $34.42
200012743      PEONAT000-B      PEOPLES NATURAL GAS                4/4/2001   OPERATING2     PMCHK00000224    $3,647.93
200012744      SHAFOO000-B      SHAMROCK FOODS COMPANY             4/4/2001   OPERATING2     PMCHK00000224      $231.40
200012746      VANPAP000-B      VAN PAPER COMPANY                  4/4/2001   OPERATING2     PMCHK00000224      $355.71
200012747      WESINN000-B      WESTERN INNOVATIONS INC            4/4/2001   OPERATING2     PMCHK00000224    $1,900.00
200012748      COUCHE000-B      COURTESY CHEVROLET                 4/4/2001   OPERATING2     PMCHK00000224      $344.32
200012749      DANKID000-B      DANCERCISE KIDS                    4/4/2001   OPERATING2     PMCHK00000224      $312.00
200012750      NORSTA000-B      NORTHERN STATES POWER              4/4/2001   OPERATING2     PMCHK00000224    $1,457.45
200012751      LYN000000-B      LYNCH,MICHAEL                      4/5/2001   OPERATING2     PMCHK00000225      $390.30
200012752      BONJAM000-B      JAMES BONFIGLIO                   4/10/2001   OPERATING2     PMCHK00000226    $4,612.50
200012753      COLGEN000-B      COLONIAL GENERAL INSURANCE        4/10/2001   OPERATING2     PMCHK00000226   $37,160.00
200012754      CHAKRI000-B      KRISTIE CHAN                      4/13/2001   OPERATING2     PMCHK00000227      $500.00
200012755      LYN000000-B      LYNCH,MICHAEL                     4/13/2001   OPERATING2     PMCHK00000227      $384.72
200012756      SNELDO000-B      DOUG SNELL                        4/13/2001   OPERATING2     PMCHK00000227       $99.89
200012759      ADAROA000-B      ADAM ROACH                        4/17/2001   OPERATING2     PMCHK00000228      $405.00
200012760      ALLFOO001-B      ALLIANT FOODSERVICE - AZ          4/17/2001   OPERATING2     PMCHK00000228      $360.51
200012761      AMELIN000-B      AMERIPRIDE LINEN AND APPAREL      4/17/2001   OPERATING2     PMCHK00000228       $21.54
200012762      AMESTU000-B      AMERICAN STUDENT TRANSPORTATIO    4/17/2001   OPERATING2     PMCHK00000228      $342.00
200012763      APS200000-B      APS - 2907                        4/17/2001   OPERATING2     PMCHK00000228    $3,991.34
200012764      AT&T78522-B      AT&T - 78225                      4/17/2001   OPERATING2     PMCHK00000228       $18.63
200012765      DOCTEC000-B      DOCUMENT TECHNOLOGIES             4/17/2001   OPERATING2     PMCHK00000228    $1,142.28
200012766      NES000000-B      NESTER,ELAINE                     4/17/2001   OPERATING2     PMCHK00000228      $136.47
200012767      PARWAS000-B      PARADISE WASTE SERVICES           4/17/2001   OPERATING2     PMCHK00000228      $184.73
200012768      PITBOW000-B 856  PITNEY BOWES INC                  4/17/2001   OPERATING2     PMCHK00000228      $220.38
200012769      SHAFOO000-B      SHAMROCK FOODS COMPANY            4/17/2001   OPERATING2     PMCHK00000228       $55.48
200012770      US0WES003-B      US WEST COMMUNICATIONS-29060      4/17/2001   OPERATING2     PMCHK00000228      $147.82
200012771      VANPAP000-B      VAN PAPER COMPANY                 4/17/2001   OPERATING2     PMCHK00000228      $147.24
200012772      AICRED000-B      A.I. CREDIT CORP.                 4/17/2001   OPERATING2     PMCHK00000229   $10,529.51
200012773      ATTAZ0000-B      ATT-AZ                            4/17/2001   OPERATING2     PMCHK00000229       $22.41
200012774      FEDEXP000-B      FEDERAL EXPRESS                   4/17/2001   OPERATING2     PMCHK00000229      $265.72
200012775      IKOOFF001-B      IKON OFFICE SOLUTION (AZ)         4/17/2001   OPERATING2     PMCHK00000229      $186.73
200012776      IOSCAP-GA-B      IOS CAPITAL-GA                    4/17/2001   OPERATING2     PMCHK00000229      $445.41
200012777      MAN FIN000-B     MANULIFE FINANCIAL                4/17/2001   OPERATING2     PMCHK00000229    $4,493.03
200012778      MOOBRI000-B      MOORE, BRIAN                      4/17/2001   OPERATING2     PMCHK00000229       $35.00
200012779      RIVJUD000-B      JUDI RIVERA                       4/17/2001   OPERATING2     PMCHK00000229       $20.75
200012780      SHE000000-B      SHEARER,DAN                       4/17/2001   OPERATING2     PMCHK00000229      $275.40
200012781      SPEINC000-B      SPECTERA, INC.                    4/17/2001   OPERATING2     PMCHK00000229      $779.10
200012782      CAVBRY000-B      BRYAN CAVE LLP                    4/19/2001   OPERATING2     PMCHK00000230   $47,759.34
200012783      ARC000000-B      ARC                               4/19/2001   OPERATING2     PMCHK00000231      $339.72
200012784      ARC000000-B      ARC                               4/19/2001   OPERATING2     PMCHK00000231       $71.46
200012785      CIGEMP000-B      CIGNA EMPLOYEE BENE-PPO           4/19/2001   OPERATING2     PMCHK00000231   $12,984.58
200012786      CONGENLIF-B      CONNECTICUT GENERAL LIFE-DENT     4/19/2001   OPERATING2     PMCHK00000231    $4,940.45
200012787      CONGENLIF-B      CONNECTICUT GENERAL LIFE-DENT     4/19/2001   OPERATING2     PMCHK00000231   $46,355.92
200012788      MAN FIN000-B     MANULIFE FINANCIAL                4/19/2001   OPERATING2     PMCHK00000232    $3,548.74
200012789      ARC000000-B      ARC                               4/19/2001   OPERATING2     PMCHK00000233      $232.61
200012790      NOBSCH000-B      NOBEL SCHOOL MGMT SVC             4/19/2001   OPERATING2     PMCHK00000234    $7,965.00
200012791      HARBRA000-B      HARCOURT BRACE - EDUCATIONAL M    4/24/2001   OPERATING2     PMCHK00000235      $830.00
200012792      USTRUS000-B      US TRUSTEE PROGRAM PMT CTR        4/25/2001   OPERATING2     PMCHK00000236    $7,500.00
200012793      LYN000000-B      LYNCH,MICHAEL                     4/25/2001   OPERATING2     PMCHK00000237      $177.57
200012794      LANMAR000-B      MARK LANE                         4/26/2001   OPERATING2     PMCHK00000238       $30.39
200012795      LYN000000-B      LYNCH,MICHAEL                     4/27/2001   OPERATING2     PMCHK00000239    $1,165.39
200012796      CITSCOUTI-B      CITY OF SCOTTSDALE-UTILITIES      4/27/2001   OPERATING2     PMCHK00000240      $769.32
200012797      CULWAT000-B      CULLIGAN WATER COND               4/27/2001   OPERATING2     PMCHK00000240      $119.05
200012798      HOOCHR000-B      CHRIS HOOPER                      4/27/2001   OPERATING2     PMCHK00000240      $245.00

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                               Audit
Check Number   Vendor ID        Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------        -----------------                ----------   ------------   ----------         ------
200012799      KP0LIM000-B      KP LIMITED INC                    4/27/2001   OPERATING2     PMCHK00000240    $5,442.55
200012800      MOESAN000-B      SANDY MOED                        4/27/2001   OPERATING2     PMCHK00000240      $200.00
200012801      MUSINV000-B      MUSCOLINO INVENTORY SVSC          4/27/2001   OPERATING2     PMCHK00000240      $337.50
200012802      SHAFOO000-B      SHAMROCK FOODS COMPANY            4/27/2001   OPERATING2     PMCHK00000240       $22.19
200012803      U0CWIN000-B      U-C WINDOW CLEANING               4/27/2001   OPERATING2     PMCHK00000240      $275.00
200012804      US0WES003-B      US WEST COMMUNICATIONS-29060      4/27/2001   OPERATING2     PMCHK00000240    $3,211.21
200012805      ACMLOC000-B      ACME LOCKSMITH CO                 4/27/2001   OPERATING2     PMCHK00000241       $90.00
200012806      FEDEXP000-B      FEDERAL EXPRESS                   4/27/2001   OPERATING2     PMCHK00000241      $601.08
200012807      GREPLA000-B      GREAT PLAINS                      4/27/2001   OPERATING2     PMCHK00000241      $198.25
200012808      IMPFIN000-B      IMPERIAL FINANCIAL PRINTING       4/27/2001   OPERATING2     PMCHK00000241      $490.00
200012809      MINDEP000-B      MINNESOTA DEPT OF REVENUE         4/27/2001   OPERATING2     PMCHK00000241      $927.73
200012810      SHUAHW000-B      SHRGARD OF AHWATUKEE              4/27/2001   OPERATING2     PMCHK00000241      $296.91
200012811      THEHAR000-B      THE HARTFORD                      4/27/2001   OPERATING2     PMCHK00000241    $6,071.00
200012812      UNIPAR000-B      UNITED PARCEL SERVICE-UPS         4/27/2001   OPERATING2     PMCHK00000241       $80.00
200012813      AT&T29060-B      AT&T - 29060                      4/27/2001   OPERATING2     PMCHK00000241      $262.85
200012814      US0WES003-B      US WEST COMMUNICATIONS-29060      4/27/2001   OPERATING2     PMCHK00000241    $2,557.33
200012815      KP0LIM000-B      KP LIMITED INC                    4/27/2001   OPERATING2     PMCHK00000241      $530.67
200012816      US0WES003-B      US WEST COMMUNICATIONS-29060      4/27/2001   OPERATING2     PMCHK00000241      $445.59
200012818      AT&TWIR06-B      AT&T WIRELESS SERVICES-PHOENIX    4/30/2001   OPERATING2     PMCHK00000242    $4,196.52
200012819      ENGBER000-B      ENGELMAN BERGER,P.C.              4/30/2001   OPERATING2     PMCHK00000243   $20,075.43
                                                                                                            -----------
Total Checks: 87                                                                 Total Amount of Checks:    $264,347.52
                                                                                                            ===========